Quarterly Holdings Report
for
Fidelity® Equity Market Neutral Fund
April 30, 2025
EMN-NPRT1-0625
1.9911987.100
Common Stocks - 81.5%
	Shares	Value ($)
AUSTRALIA - 2.7%
Materials - 2.7%
Chemicals - 1.2%
Orica Ltd	15,354	159,372
Metals & Mining - 1.5%
BHP Group Ltd (United Kingdom)	8,542	201,951
TOTAL AUSTRALIA		361,323
BERMUDA - 1.6%
Financials - 1.6%
Insurance - 1.6%
RenaissanceRe Holdings Ltd	872	210,963
CANADA - 4.7%
Communication Services - 1.5%
Diversified Telecommunication Services - 1.5%
TELUS Corp	13,136	202,195
Consumer Discretionary - 0.7%
Specialty Retail - 0.7%
Aritzia Inc Subordinate Voting Shares (a)	2,495	87,757
Materials - 1.2%
Containers & Packaging - 1.2%
CCL Industries Inc Class B	3,126	163,352
Utilities - 1.3%
Electric Utilities - 1.3%
Emera Inc	3,901	175,582
TOTAL CANADA		628,886
CHINA - 4.6%
Consumer Discretionary - 1.5%
Broadline Retail - 1.5%
PDD Holdings Inc Class A ADR (a)	1,900	200,583
Health Care - 0.6%
Health Care Equipment & Supplies - 0.6%
Shenzhen Mindray Bio-Medical Electronics Co Ltd A Shares (China)	2,500	75,520
Industrials - 0.8%
Ground Transportation - 0.8%
Full Truck Alliance Co Ltd ADR	10,013	113,748
Utilities - 1.7%
Gas Utilities - 1.7%
ENN Energy Holdings Ltd	28,900	228,148
TOTAL CHINA		617,999
DENMARK - 0.5%
Consumer Discretionary - 0.5%
Household Durables - 0.5%
GN Store Nord AS (a)	5,629	84,216
FINLAND - 1.3%
Communication Services - 0.6%
Diversified Telecommunication Services - 0.6%
Elisa Oyj A Shares	1,444	76,917
Materials - 0.7%
Paper & Forest Products - 0.7%
Stora Enso Oyj R Shares	9,982	92,717
TOTAL FINLAND		169,634
FRANCE - 3.5%
Communication Services - 1.2%
Media - 1.2%
IPSOS SA	3,467	163,309
Financials - 1.5%
Banks - 1.5%
BNP Paribas SA	2,369	200,725
Materials - 0.8%
Chemicals - 0.8%
Air Liquide SA	528	108,492
TOTAL FRANCE		472,526
GERMANY - 3.4%
Health Care - 1.9%
Health Care Providers & Services - 1.9%
Fresenius SE & Co KGaA (a)	5,424	256,844
Industrials - 1.5%
Air Freight & Logistics - 1.5%
Deutsche Post AG	4,635	198,044
TOTAL GERMANY		454,888
INDONESIA - 0.8%
Materials - 0.8%
Metals & Mining - 0.8%
Nickel Industries Ltd	338,096	122,094
ITALY - 2.1%
Consumer Discretionary - 0.4%
Household Durables - 0.4%
De' Longhi SpA	1,804	55,587
Financials - 1.7%
Financial Services - 1.7%
Nexi SpA (a)(b)(c)	37,993	221,400
TOTAL ITALY		276,987
JAPAN - 5.3%
Consumer Discretionary - 0.6%
Automobile Components - 0.6%
Nifco Inc/Japan	3,500	86,753
Industrials - 3.1%
Machinery - 3.1%
Makita Corp	8,700	254,465
Miura Co Ltd	7,600	161,855
		416,320
Materials - 1.6%
Chemicals - 1.6%
Kuraray Co Ltd	18,000	210,267
TOTAL JAPAN		713,340
KOREA (SOUTH) - 2.9%
Communication Services - 1.6%
Diversified Telecommunication Services - 1.6%
KT Corp	5,742	209,398
Information Technology - 1.3%
Semiconductors & Semiconductor Equipment - 0.7%
SK Hynix Inc	810	100,859
Technology Hardware, Storage & Peripherals - 0.6%
Samsung Electronics Co Ltd	2,069	80,562
TOTAL INFORMATION TECHNOLOGY		181,421

TOTAL KOREA (SOUTH)		390,819
NETHERLANDS - 0.6%
Industrials - 0.6%
Electrical Equipment - 0.6%
TKH Group NV depository receipt	2,471	97,135
NORWAY - 1.5%
Financials - 1.5%
Insurance - 1.5%
Storebrand ASA A Shares	16,809	201,804
SPAIN - 2.2%
Communication Services - 0.8%
Diversified Telecommunication Services - 0.8%
Cellnex Telecom SA (b)(c)	2,610	105,625
Industrials - 1.4%
Machinery - 1.4%
Fluidra SA	8,150	187,609
TOTAL SPAIN		293,234
SWEDEN - 1.3%
Consumer Discretionary - 1.3%
Automobile Components - 1.3%
Autoliv Inc	1,824	170,052
SWITZERLAND - 1.7%
Consumer Discretionary - 1.1%
Textiles, Apparel & Luxury Goods - 1.1%
Cie Financiere Richemont SA Series A	817	144,368
Information Technology - 0.6%
Software - 0.6%
Temenos AG	1,118	79,920
TOTAL SWITZERLAND		224,288
TAIWAN - 3.3%
Communication Services - 1.4%
Wireless Telecommunication Services - 1.4%
Far EasTone Telecommunications Co Ltd	73,000	195,363
Information Technology - 1.9%
Semiconductors & Semiconductor Equipment - 1.9%
Taiwan Semiconductor Manufacturing Co Ltd	9,000	254,502
TOTAL TAIWAN		449,865
THAILAND - 1.0%
Consumer Staples - 1.0%
Consumer Staples Distribution & Retail - 1.0%
CP ALL PCL	88,600	136,444
UNITED KINGDOM - 4.9%
Communication Services - 1.7%
Media - 1.7%
WPP PLC	29,105	225,638
Health Care - 1.3%
Health Care Equipment & Supplies - 1.3%
ConvaTec Group PLC (b)(c)	49,938	172,903
Utilities - 1.9%
Multi-Utilities - 1.9%
Centrica PLC	120,655	257,516
TOTAL UNITED KINGDOM		656,057
UNITED STATES - 31.6%
Communication Services - 3.2%
Entertainment - 1.4%
Roku Inc Class A (a)	2,707	184,563
Interactive Media & Services - 1.8%
Meta Platforms Inc Class A	450	247,050
TOTAL COMMUNICATION SERVICES		431,613

Consumer Discretionary - 3.2%
Hotels, Restaurants & Leisure - 1.8%
Expedia Group Inc Class A	1,566	245,752
Specialty Retail - 0.8%
Foot Locker Inc (a)	3,120	38,282
Valvoline Inc (a)	1,874	64,204
		102,486
Textiles, Apparel & Luxury Goods - 0.6%
PVH Corp	1,210	83,466
TOTAL CONSUMER DISCRETIONARY		431,704

Consumer Staples - 0.7%
Food Products - 0.7%
Darling Ingredients Inc (a)	2,953	95,057
Energy - 0.6%
Energy Equipment & Services - 0.6%
Valaris Ltd (a)	2,720	87,883
Financials - 8.4%
Banks - 4.8%
Comerica Inc	2,115	113,681
JPMorgan Chase & Co	1,012	247,555
Wells Fargo & Co	3,908	277,508
		638,744
Capital Markets - 1.8%
Morgan Stanley	2,118	244,460
Financial Services - 1.8%
Apollo Global Management Inc	1,820	248,394
TOTAL FINANCIALS		1,131,598

Health Care - 5.7%
Health Care Equipment & Supplies - 2.9%
Boston Scientific Corp (a)	1,140	117,272
Insulet Corp (a)	1,072	270,455
		387,727
Pharmaceuticals - 2.8%
Bristol-Myers Squibb Co	4,080	204,816
Zoetis Inc Class A	1,132	177,044
		381,860
TOTAL HEALTH CARE		769,587

Industrials - 4.9%
Aerospace & Defense - 2.0%
L3Harris Technologies Inc	1,207	265,565
Air Freight & Logistics - 1.4%
FedEx Corp	894	188,035
Building Products - 1.0%
Fortune Brands Innovations Inc	2,399	129,114
Professional Services - 0.5%
TransUnion	996	82,628
TOTAL INDUSTRIALS		665,342

Information Technology - 2.1%
IT Services - 0.9%
Cognizant Technology Solutions Corp Class A	1,645	121,023
Software - 1.2%
Autodesk Inc (a)	597	163,727
TOTAL INFORMATION TECHNOLOGY		284,750

Materials - 1.4%
Metals & Mining - 1.4%
Steel Dynamics Inc	1,430	185,485
Real Estate - 0.7%
Residential REITs - 0.7%
Sun Communities Inc	719	89,465
Utilities - 0.7%
Electric Utilities - 0.7%
NRG Energy Inc	854	93,581
TOTAL UNITED STATES		4,266,065
TOTAL COMMON STOCKS (Cost $11,166,243)		10,998,619

Money Market Funds - 19.4%
	Yield (%)	Shares	Value ($)
Morgan Stanley Institutional Liquidity Prime Portfolio Institutional Class (d) (Cost $2,616,729)	4.36	2,616,729	2,616,991

TOTAL INVESTMENT IN SECURITIES - 100.9% (Cost $13,782,972)	13,615,610
NET OTHER ASSETS (LIABILITIES) - (0.9)%	(117,857)
NET ASSETS - 100.0%	13,497,753

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

AUD	48,000	USD	30,712	JPMorgan Chase Bank NA	5/28/25	43
CHF	6,000	USD	7,269	HSBC Bank PLC	5/28/25	24
DKK	28,000	USD	4,275	UBS AG	5/28/25	(18)
HKD	110,000	USD	14,185	Goldman Sachs International	5/28/25	4
SEK	235,000	USD	24,630	Goldman Sachs International	5/28/25	(277)
THB	240,000	USD	7,198	Goldman Sachs International	5/28/25	2
THB	212,000	USD	6,305	HSBC Bank PLC	5/28/25	55
THB	118,000	USD	3,566	UBS AG	5/28/25	(26)
THB	288,000	USD	8,623	UBS AG	5/28/25	17
TWD	161,000	USD	4,987	Goldman Sachs International	5/28/25	48
TWD	2,743,000	USD	85,184	Goldman Sachs International	5/28/25	602
TWD	191,000	USD	5,897	UBS AG	5/28/25	76
TWD	204,000	USD	6,380	UBS AG	5/28/25	0
USD	260,617	AUD	410,000	UBS AG	5/28/25	(2,083)
USD	590,637	CAD	819,000	UBS AG	5/28/25	(4,263)
USD	159,731	CHF	130,000	Goldman Sachs International	5/28/25	1,712
USD	17,042	CNY	124,000	UBS AG	5/28/25	(47)
USD	250,002	CNY	1,820,000	UBS AG	5/28/25	(814)
USD	85,962	DKK	563,000	UBS AG	5/28/25	362
USD	1,808,843	EUR	1,589,000	UBS AG	5/28/25	5,823
USD	900,000	GBP	680,000	UBS AG	5/28/25	(6,321)
USD	233,802	HKD	1,813,000	UBS AG	5/28/25	(54)
USD	699,275	JPY	99,258,000	Goldman Sachs International	5/28/25	2,964
USD	188,324	KRW	268,358,000	Goldman Sachs International	5/28/25	(413)
USD	9,440	KRW	13,397,000	JPMorgan Chase Bank NA	5/28/25	18
USD	28,589	KRW	40,934,000	UBS AG	5/28/25	(200)
USD	127,062	KRW	179,618,000	UBS AG	5/28/25	736
USD	12,676	NOK	133,000	JPMorgan Chase Bank NA	5/28/25	(108)
USD	202,555	NOK	2,134,000	UBS AG	5/28/25	(2,573)
USD	3,127	SEK	30,000	Goldman Sachs International	5/28/25	18
USD	21,116	SEK	205,000	UBS AG	5/28/25	(128)
USD	54,090	THB	1,795,000	Goldman Sachs International	5/28/25	240
USD	11,168	TWD	362,000	Goldman Sachs International	5/28/25	(154)
USD	6,787	TWD	220,000	JPMorgan Chase Bank NA	5/28/25	(94)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						(4,829)
Unrealized Appreciation						12,744
Unrealized Depreciation						(17,573)

Total Return Swaps
Fund Receives/Pays	Payment Frequency	Counterparty	Maturity Date	Absolute Notional Value ($)	Value ($)	Net Cash and Other Receivables/(Payables) ($)	Unrealized Appreciation (Depreciation) ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on a benchmark ranging .48% to 4.39% from plus or minus a specified spread ranging from (.24)% to .22% on short/long CFDs, respectively.	Monthly	UBS AG London	May 2025	1,414,680	(27,073)	(1,788)	(28,861)
Description	Shares	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Percentage of Swap Value (%)	Currency	Benchmark	Investment Type	Industry
TOKIO MARINE HOLDINGS INC	2,600	104,215	2,819	(0.10)	JPY	TONAR	Common Stock	Insurance
ADVANCE AUTO PARTS INC	(2,528)	(82,716)	404	(0.01)	USD	SOFR-1D	Common Stock	Specialty Retail
AT&T INC	(7,431)	(205,839)	(6,614)	0.24	USD	SOFR-1D	Common Stock	Diversified Telecommunication Services
BAXTER INTERNATIONAL INC	(4,455)	(138,862)	(4,232)	0.16	USD	SOFR-1D	Common Stock	Health Care Equipment & Supplies
CHUNGHWA TELECOM CO LTD	(57,000)	(229,985)	(7,457)	0.28	USD	SOFR-1D	Common Stock	Diversified Telecommunication Services
DECKERS OUTDOOR CORP	(1,403)	(155,494)	(2,301)	0.08	USD	SOFR-1D	Common Stock	Textiles, Apparel & Luxury Goods
HOWMET AEROSPACE INC	(1,232)	(170,731)	(3,474)	0.13	USD	SOFR-1D	Common Stock	Aerospace & Defense
IBM CORPORATION	(548)	(132,517)	(5,157)	0.19	USD	SOFR-1D	Common Stock	IT Services
PROCORE TECHNOLOGIES INC	(3,032)	(194,321)	(1,061)	0.04	USD	SOFR-1D	Common Stock	Software
			(27,073)
Total Return Swaps
Fund Receives/Pays	Payment Frequency	Counterparty	Maturity Date	Absolute Notional Value ($)	Value ($)	Net Cash and Other Receivables/(Payables) ($)	Unrealized Appreciation/(Depreciation) ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on a benchmark ranging from .48% to 4.46% plus or minus a specified spread ranging from (6.30)% to .31% on short/long CFDs, respectively.	Monthly	Goldman Sachs International Ltd.	Mar 2039 to Aug 2040	6,849,994	(41,953)	(13,838)	(55,791)
Description	Shares	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Percentage of Swap Value (%)	Currency	Benchmark	Investment Type	Industry
DEXCOM INC	1,732	123,630	139	(0.00)	USD	SOFR-1D	Common Stock	Health Care Equipment & Supplies
AENA SME SA	(1,165)	(292,197)	(6,329)	0.15	EUR	ESTR-1D	Common Stock	Transportation Infrastructure
ANTOFAGASTA PLC	(2,885)	(62,786)	1,785	(0.04)	GBP	SONIA	Common Stock	Metals & Mining
BAYERISCHE MOTOREN WERKE AG	(2,539)	(213,710)	5,865	(0.14)	EUR	ESTR-1D	Common Stock	Automobiles
CAIXABANK SA	(26,476)	(202,917)	4,087	(0.10)	EUR	ESTR-1D	Common Stock	Banks
CARLYLE GROUP INC/THE	(3,912)	(151,160)	1,917	(0.05)	USD	SOFR-1D	Common Stock	Capital Markets
CK INFRASTRUCTURE HOLDINGS LTD	(16,000)	(107,896)	(1,135)	0.03	HKD	HIBOR-1M	Common Stock	Electric Utilities
CME GROUP INC CLASS A	(830)	(229,976)	(3,918)	0.09	USD	SOFR-1D	Common Stock	Capital Markets
COINBASE GLOBAL INC CLASS A	(928)	(188,282)	3,007	(0.07)	USD	SOFR-1D	Common Stock	Capital Markets
CRH PLC (UNITED KINGDOM)	(2,930)	(274,664)	(3,897)	0.09	GBP	SONIA	Common Stock	Construction Materials
DAYFORCE INC	(1,546)	(89,467)	(804)	0.02	USD	SOFR-1D	Common Stock	Professional Services
DELIVERY HERO SE	(6,345)	(179,326)	9,593	(0.23)	EUR	ESTR-1D	Common Stock	Hotels, Restaurants & Leisure
DELTA ELECTRONICS THAILAND PCL DEPOSITORY RECEIPT	(27,300)	(80,035)	(12,394)	0.30	USD	SOFR-1D	Common Stock	Electronic Equipment, Instruments & Components
DR HORTON INC	(1,105)	(139,606)	(1,757)	0.04	USD	SOFR-1D	Common Stock	Household Durables
DRIVEN BRANDS HOLDINGS INC	(5,318)	(87,853)	1,170	(0.03)	USD	SOFR-1D	Common Stock	Commercial Services & Supplies
EDP RENOVAVEIS SA	(12,199)	(114,081)	(2,908)	0.07	EUR	ESTR-1D	Common Stock	Independent Power and Renewable Electricity Producers
EDP Renovaveis SA rights 5/5/2025	(3,181)	(324)	(20)	0.00	EUR	ESTR-1D	Rights	Independent Power and Renewable Electricity Producers
ENI SPA	(10,134)	(145,134)	874	(0.02)	EUR	ESTR-1D	Common Stock	Oil, Gas & Consumable Fuels
FIFTH THIRD BANCORP	(4,095)	(147,174)	901	(0.02)	USD	SOFR-1D	Common Stock	Banks
GSK PLC	(10,563)	(208,965)	(10,642)	0.25	GBP	SONIA	Common Stock	Pharmaceuticals
HOWDEN JOINERY GROUP PLC	(14,225)	(145,784)	(5,725)	0.14	GBP	SONIA	Common Stock	Trading Companies & Distributors
HUHTAMAKI OYJ	(1,672)	(61,408)	(265)	0.01	EUR	ESTR-1D	Common Stock	Containers & Packaging
INCYTE CORP	(2,836)	(177,704)	(6,324)	0.15	USD	SOFR-1D	Common Stock	Biotechnology
LENNOX INTERNATIONAL INC	(409)	(223,621)	(4,843)	0.12	USD	SOFR-1D	Common Stock	Building Products
LULULEMON ATHLETICA INC	(349)	(94,499)	175	(0.00)	USD	SOFR-1D	Common Stock	Textiles, Apparel & Luxury Goods
MARKETAXESS HOLDINGS INC	(666)	(147,579)	67	(0.00)	USD	SOFR-1D	Common Stock	Capital Markets
MEDTRONIC PLC	(3,102)	(262,926)	(496)	0.01	USD	SOFR-1D	Common Stock	Health Care Equipment & Supplies
NEMETSCHEK SE	(1,474)	(194,200)	(8,692)	0.21	EUR	ESTR-1D	Common Stock	Software
NIO INC CLASS A ADR	(15,057)	(60,981)	2,861	(0.07)	USD	SOFR-1D	Common Stock	Automobiles
NOV INC	(7,970)	(92,532)	3,108	(0.07)	USD	SOFR-1D	Common Stock	Energy Equipment & Services
OMV AG	(5,213)	(269,057)	3,660	(0.09)	EUR	ESTR-1D	Common Stock	Oil, Gas & Consumable Fuels
PEARSON PLC	(17,885)	(286,719)	(11,424)	0.27	GBP	SONIA	Common Stock	Diversified Consumer Services
PERFORMANCE FOOD GROUP CO	(2,262)	(182,453)	(520)	0.01	USD	SOFR-1D	Common Stock	Consumer Staples Distribution & Retail
ROCKWELL AUTOMATION INC	(878)	(217,463)	(26)	0.00	USD	SOFR-1D	Common Stock	Electrical Equipment
SITC INTERNATIONAL HOLDINGS CO LTD	(68,000)	(188,071)	(4,822)	0.11	HKD	HIBOR-1M	Common Stock	Marine Transportation
SOCIONEXT INC	(9,800)	(105,405)	(1,839)	0.04	JPY	TONAR	Common Stock	Semiconductors & Semiconductor Equipment
SONIC HEALTHCARE LTD	(1,475)	(24,628)	(44)	0.00	AUD	BBSW-1M	Common Stock	Health Care Providers & Services
T ROWE PRICE GROUP INC	(1,445)	(127,955)	448	(0.01)	USD	SOFR-1D	Preferred Stock	Capital Markets
TEXAS INSTRUMENTS INC	(1,022)	(163,571)	736	(0.02)	USD	SOFR-1D	Common Stock	Semiconductors & Semiconductor Equipment
TREX CO INC	(1,741)	(100,665)	(192)	0.00	USD	SOFR-1D	Common Stock	Building Products
VOLKSWAGEN AG	(2,431)	(264,518)	6,529	(0.16)	EUR	ESTR-1D	Common Stock	Automobiles
WESTPAC BANKING CORP	(938)	(19,684)	(276)	0.01	AUD	BBSW-1M	Common Stock	Banks
WEX INC	(973)	(126,850)	1,343	(0.03)	USD	SOFR-1D	Common Stock	Financial Services
WORLDLINE SA/FRANCE	(19,159)	(105,700)	2,124	(0.05)	EUR	ESTR-1D	Common Stock	Financial Services
YUM! BRANDS INC	(1,109)	(166,838)	(3,050)	0.07	USD	SOFR-1D	Common Stock	Hotels, Restaurants & Leisure
			(41,953)
Total Return Swaps
Fund Receives/Pays	Payment Frequency	Counterparty	Maturity Date	Absolute Notional Value ($)	Value ($)	Net Cash and Other Receivables/(Payables) ($)	Unrealized Appreciation/(Depreciation) ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on a benchmark ranging 2.17% to 4.36% from plus or minus a specified spread ranging from .13% to .35% on short/long CFDs, respectively.	Monthly	HSBC Bank PLC	Oct 2025	992,640	(64,759)	(2,417)	(67,176)
Description	Shares	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Percentage of Swap Value (%)	Currency	Benchmark	Investment Type	Industry
DSV A/S	(928)	(196,699)	(19,498)	0.30	DKK	CIBOR-1M	Common Stock	Air Freight & Logistics
ENEL SPA	(18,625)	(161,460)	(7,645)	0.12	EUR	ESTR-1D	Common Stock	Electric Utilities
EDP Renovaveis SA rights 5/5/2025	(9,018)	(920)	(58)	0.00	EUR	ESTR-1D	Rights	Independent Power and Renewable Electricity Producers
FUBON FINANCIAL HOLDING CO LTD	(38,000)	(100,515)	(7,513)	0.12	USD	SOFR-1D	Common Stock	Insurance
HEXAGON AB B SHARES	(24,157)	(235,110)	(15,771)	0.24	SEK	STIBO-1M	Common Stock	Electronic Equipment, Instruments & Components
UNIVERSAL MUSIC GROUP NV	(10,132)	(297,936)	(14,274)	0.22	EUR	ESTR-1D	Common Stock	Entertainment
			(64,759)
Total Return Swaps
Fund Receives/Pays	Payment Frequency	Counterparty	Maturity Date	Absolute Notional Value ($)	Value ($)	Net Cash and Other Receivables/ (Payables) ($)	Unrealized Appreciation/(Depreciation) ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on a benchmark ranging from .20% to 4.46% plus or minus a specified spread ranging from (2.42)% to .25% on short/long CFDs, respectively.	Monthly	JP Morgan Securities PLC	Jul 2029 to May 2030	4,430,236	(171,782)	3,724	(168,058)
Description	Shares	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Percentage of Swap Value (%)	Currency	Benchmark	Investment Type	Industry
AUCTION TECHNOLOGY GROUP PLC	8,007	62,210	(462)	0.00	GBP	SONIA	Common Stock	Diversified Consumer Services
HARMONIC DRIVE SYSTEMS INC	3,500	82,127	10,848	(0.06)	JPY	TONAR	Common Stock	Machinery
NATIONAL GRID PLC	5,505	79,460	5,187	(0.03)	GBP	SONIA	Common Stock	Multi-Utilities
RESORTTRUST INC	26,200	268,359	4,203	(0.02)	JPY	TONAR	Common Stock	Hotels, Restaurants & Leisure
SERCO GROUP PLC	58,638	134,178	9,689	(0.06)	GBP	SONIA	Common Stock	Commercial Services & Supplies
SIMPLEX HOLDINGS INC	9,100	191,890	11,138	(0.06)	JPY	TONAR	Common Stock	IT Services
SSE PLC	10,640	239,890	19,559	(0.11)	GBP	SONIA	Common Stock	Electric Utilities
ABB LTD (SWEDEN)	(4,296)	(226,875)	(17,189)	0.10	CHF	SARON-1D	Common Stock	Electrical Equipment
BIOCRYST PHARMACEUTICALS INC	(9,496)	(84,040)	(17,188)	0.10	USD	SOFR-1D	Common Stock	Biotechnology
BLACKBERRY LTD	(18,178)	(61,710)	(2,878)	0.02	CAD	CORRA	Common Stock	Software
BOMBARDIER INC CLASS B	(2,216)	(146,469)	(10,793)	0.06	CAD	CORRA	Common Stock	Aerospace & Defense
CANADIAN TIRE CORP LTD CLASS A	(672)	(73,547)	(1,691)	0.01	CAD	CORRA	Common Stock	Broadline Retail
CAPCOM CO LTD	(8,100)	(234,480)	(22,824)	0.13	JPY	TONAR	Common Stock	Entertainment
CHUNGHWA TELECOM CO LTD	(11,000)	(44,383)	(1,124)	0.01	USD	SOFR-1D	Common Stock	Diversified Telecommunication Services
CK INFRASTRUCTURE HOLDINGS LTD	(4,000)	(26,974)	(2,165)	0.01	HKD	HIBOR-1M	Common Stock	Electric Utilities
CLARIANT AG	(9,894)	(110,166)	(12,718)	0.07	CHF	SARON-1D	Common Stock	Chemicals
DELTA ELECTRONICS THAILAND PCL DEPOSITORY RECEIPT	(12,600)	(36,939)	(11,877)	0.07	USD	SOFR-1D	Common Stock	Electronic Equipment, Instruments & Components
FLOOR & DECOR HOLDINGS INC CLASS A	(1,205)	(86,085)	1,928	(0.01)	USD	SOFR-1D	Common Stock	Specialty Retail
FUBON FINANCIAL HOLDING CO LTD	(16,000)	(42,322)	(2,818)	0.02	USD	SOFR-1D	Common Stock	Insurance
GEBERIT AG	(136)	(93,957)	(5,293)	0.03	CHF	SARON-1D	Common Stock	Building Products
GFL ENVIRONMENTAL INC SUBORDINATE VOTING SHARES	(2,237)	(111,623)	(1,437)	0.01	CAD	CORRA	Common Stock	Commercial Services & Supplies
MITSUBISHI HEAVY INDUSTRIES LTD	(15,500)	(305,549)	(36,112)	0.21	JPY	TONAR	Common Stock	Machinery
OTSUKA CORP	(4,800)	(106,454)	(4,203)	0.02	JPY	TONAR	Common Stock	IT Services
OTSUKA HOLDINGS CO LTD	(3,400)	(165,753)	(5,782)	0.03	JPY	TONAR	Common Stock	Pharmaceuticals
POWERCHIP SEMICONDUCTOR MANUFACTURING CORP	(276,000)	(121,773)	(6,473)	0.04	USD	SOFR-1D	Common Stock	Semiconductors & Semiconductor Equipment
SITC INTERNATIONAL HOLDINGS CO LTD	(18,000)	(49,783)	(5,638)	0.03	HKD	HIBOR-1M	Common Stock	Marine Transportation
SOLVENTUM CORP	(2,460)	(162,655)	4,133	(0.02)	USD	SOFR-1D	Common Stock	Health Care Equipment & Supplies
SONIC HEALTHCARE LTD	(8,472)	(141,457)	(6,831)	0.04	AUD	BBSW-1M	Common Stock	Health Care Providers & Services
SUN LIFE FINANCIAL INC	(4,344)	(258,857)	(11,313)	0.07	CAD	CORRA	Common Stock	Insurance
UNICHARM CORP	(19,600)	(181,702)	(10,421)	0.06	JPY	TONAR	Common Stock	Household Products
VERBUND AG CLASS A	(1,851)	(141,961)	(8,497)	0.05	EUR	ESTR-1D	Common Stock	Electric Utilities
WESTPAC BANKING CORP	(5,468)	(114,747)	(9,457)	0.06	AUD	BBSW-1M	Common Stock	Banks
ZURICH INSURANCE GROUP AG	(341)	(241,861)	(23,283)	0.14	CHF	SARON-1D	Common Stock	Insurance
			(171,782)
Total Return Swaps
Fund Receives/Pays	Payment Frequency	Counterparty	Maturity Date	Absolute Notional Value ($)	Value ($)	Net Cash and Other Receivables/(Payables) ($)	Unrealized Appreciation/ (Depreciation) ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on a benchmark ranging from 2.30% to 4..51% plus or minus a specified spread ranging from (.20)% to .20% on short/long CFDs, respectively.	Monthly	Morgan Stanley & Co. International PLC	Jun 2026 to Nov 2026	2,400,426	103,880	(2,395)	101,485
Description	Shares	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Percentage of Swap Value (%)	Currency	Benchmark	Investment Type	Industry
CONTINENTAL AG	2,269	175,920	15,759	0.15	EUR	ESTR-1D	Common Stock	Automobile Components
NN GROUP NV	3,356	204,919	12,813	0.12	EUR	ESTR-1D	Common Stock	Insurance
ROCHE HOLDING AG	671	219,408	(6,250)	(0.06)	CHF	SARON-1D	Common Stock	Pharmaceuticals
SIEMENS ENERGY AG	4,708	363,381	78,084	0.75	EUR	ESTR-1D	Common Stock	Electrical Equipment
SOPRA STERIA GROUP	528	107,666	5,500	0.05	EUR	ESTR-1D	Common Stock	IT Services
TELE2 AB B SHARES	14,538	213,960	9,181	0.09	SEK	STIBO-1M	Common Stock	Wireless Telecommunication Services
DR ING HC F PORSCHE AG	(1,961)	(98,583)	1,399	0.01	EUR	ESTR-1D	Common Stock	Automobiles
EQUINOR ASA	(8,583)	(194,282)	22,079	0.21	NOK	NIBOR-1M	Common Stock	Oil, Gas & Consumable Fuels
FIRST QUANTUM MINERALS LTD	(6,446)	(86,548)	(11,647)	(0.11)	CAD	CORRA	Common Stock	Metals & Mining
HILTON WORLDWIDE HOLDINGS INC	(975)	(219,843)	(13,234)	(0.13)	USD	SOFR-1D	Common Stock	Hotels, Restaurants & Leisure
PPG INDUSTRIES INC	(1,009)	(109,840)	(8,769)	(0.08)	USD	SOFR-1D	Common Stock	Chemicals
SVENSKA CELLULOSA AB SCA B SHARES	(9,845)	(127,627)	5,120	0.05	SEK	STIBO-1M	Preferred Stock	Paper & Forest Products
TELEFONICA SA	(13,326)	(68,459)	(1,246)	(0.01)	EUR	ESTR-1D	Common Stock	Diversified Telecommunication Services
VERIZON COMMUNICATIONS INC	(4,766)	(209,990)	(4,909)	(0.05)	USD	SOFR-1D	Common Stock	Diversified Telecommunication Services
			103,880
Benchmark Abbreviations
BBSW-1M	Bank Bill Swap Rate
CIBOR-1M	Copenhagen Interbank Offered Rate
CORRA	Canadian Overnight Repo Rate Average
ESTR-1D	Euro Short-Term Rate
HIBOR-1M	Hong Kong Interbank Offered Rate
NIBOR-1M	Norwegian Interbank Offered Rate
SARON-1D	Swiss Average Rate Overnight
SOFR-1D	Secured Overnight Financing Rate
SONIA	Sterling Overnight Average
STIBO-1M	Stockholm Interbank Offered Rate
TONAR	Tokyo Overnight Average Rate
Currency Abbreviations
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
CNY	-	Chinese (Peoples Rep) Yuan
DKK	-	Danish Krone
EUR	-	European Monetary Unit (Euro)
GBP	-	United Kingdom Pound
HKD	-	Hong Kong Dollar
JPY	-	Japanese Yen
KRW	-	Korean Won
NOK	-	Norwegian Krone
SEK	-	Swedish Krona
THB	-	Thailand Baht
TWD	-	Taiwan Dollar
USD	-	United States Dollar

Legend

(a)	Non-income producing
(b)
Security is exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $499,928 or 3.7% of net assets.

(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $499,928 or 3.7% of net assets.

(d)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as movements in the underlying index  interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Total Return Swaps: Total return swaps are agreements between counterparties to exchange cash flows, one based on a market-linked return of an individual asset or a basket of assets (i.e., an index), and the other on a fixed or floating rate. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund entered into total return swaps to manage its market exposure.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.